SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): FEBRUARY 25, 1997


                              ILC TECHNOLOGY, INC.
             (Exact name of Registrant as Specified in its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


           0-11360                                 94-1655721
(Commission File Number)             (I.R.S. Employer Identification Number)


                   399 JAVA DRIVE, SUNNYVALE, CALIFORNIA 94089
                    (Address of Principal Executive Offices)


                                 (408) 745-7900
              (Registrant's Telephone Number, Including Area Code)

ITEM 5: OTHER EVENTS

     In 1989, the Board of Directors of ILC Technology, Inc. (the "Company") declared and paid a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $55 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of September 29, 1989 between the Company and Security Pacific National Bank, as Rights Agent (with ChaseMellon Shareholder Services L.L.C. currently serving as Rights Agent) (the "Rights Agent"), as amended as of February 25, 1997 (the "Rights Agreement").

     Until the earlier to occur of the close of business on (i) 10 days (or such later date as may be determined by action of the Board of Directors) following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Shares certificates outstanding as of the Record Date, by such Common Share certificate regardless of whether such certificate has a copy of this Summary of Rights attached thereto.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The rights will expire on December 31, 2006 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or a subdivision, consolidation or combination of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Common Shares purchasable upon exercise of the Rights will not be redeemable.

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person becomes an Acquiring Person, proper provision will be made so that each holder of Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that (i) any person or group of affiliated or associated persons becomes the beneficial owner of 15% or more of the outstanding Common Shares (unless such person first acquires 15% or more of the outstanding Common Shares by a purchase pursuant to a tender offer for all of the Common Shares for cash, which purchase increases such person's beneficial ownership to 90% or more of the outstanding Common Shares), (ii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement or (iii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect of increasing by more than 3% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares (or, in the event that there are insufficient authorized Common Shares, substitute consideration such as cash, property or other securities of the Company) have a market value of two times the exercise price of the Right.

     At any time after the occurrence of any of the events described in the preceding paragraph and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to 10 days (or such later date as may be determined by action of the Board of Directors) following a public announcement that a person has become an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). After the redemption period has expired, the Company's rights of redemption may be reinstated if, prior to any event triggering the right to receive upon exercise of a Right that number of Common Shares or shares of an acquiring company having a market value of two times the exercise price of the Right, an Acquiring Person reduces its beneficial ownership to 15% or less of the outstanding Common Shares in a transaction or series of transactions not involving the Company. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 15%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder of a Right will not, by reason of being such a holder, have rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A filed October 2, 1989 and amended by an amendment to such registration statement filed March 10, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

     The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, unless the offer is conditioned on a substantial number of Rights being acquired. However, the rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at a price of $0.01 per Right at any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares.

     The Rights Agreement, specifying the terms of the Rights, the Form of Right Certificate (Exhibit A to the Rights Agreement) and the Summary of Rights to Purchase Common Shares (Exhibit B to the Rights Agreement) is filed herein as

Exhibit 1, and the Amendment to the Rights Agreement, with the Form of Rights Certificate (Exhibit A to the Amendment) and the Summary of Rights to Purchase Common Shares (Exhibit B to the Amendment) is filed herein as Exhibit 2. Each of these exhibits is incorporated herein in its entirety by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits.

     The following exhibits are filed herewith:

     1. Rights Agreement dated as of September 29, 1989, between ILC Technology, Inc. and Security Pacific National Bank, as Rights Agent, which includes the Form of Right Certificate (attached as Exhibit A to the Rights Agreement), and the Summary of Rights to Purchase Common Shares (attached as Exhibit B to the Rights Agreement).

     2. Amendment to Rights Agreement dated as of February 25, 1997 between ILC Technology, Inc. and ChaseMellon Shareholder Services L.L.C. as Rights Agent, which includes the Form of Right Certificate (attached as Exhibit A to the Amendment) and the Summary of Rights to Purchase Common Shares (attached as Exhibit B to the Rights Agreement).

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






Date:  March 10, 1997




                                        ILC TECHNOLOGY, INC.

                                        By: /S/ RONALD E. FREDIANELLI
                                        -----------------------------
                                        Ronald E. Fredianelli,
                                        Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION OF EXHIBIT


1. Rights Agreement dated as of September 29, 1989, between ILC Technology, Inc. and Security Pacific National Bank, as Rights Agent, which includes the Form of Right Certificate (attached as Exhibit A to the Rights Agreement), and the Summary of Rights to Purchase Common Shares (attached as Exhibit B to the Rights Agreement).

2. Amendment to Rights Agreement dated as of February 25, 1997 between ILC Technology, Inc. and ChaseMellon Shareholder Services L.L.C. as Rights Agent, which includes the Form of Right Certificate (attached as Exhibit A to the Amendment) and the Summary of Rights to Purchase Common Shares (attached as Exhibit B to the Rights Agreement).

                                    EXHIBIT 1



                              ILC TECHNOLOGY, INC.

                                      and


                         SECURITY PACIFIC NATIONAL BANK


                                  Rights Agent



                                Rights Agreement


                         Dated as of September 29, 1989

                               TABLE OF CONTENTS
                               -----------------
                                                                      Page
                                                                      ----

Section 1.     Certain Definitions..................................  1

Section 2.     Appointment of Rights Agent .........................  4

Section 3.     Issue of Right Certificates .........................  4

Section 4.     Form of Right Certificates ..........................  6

Section 5.     Countersignature and Registration ...................  6

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen
               Rights Certificates .................................  7

Section 7.     Exercise of Rights; Purchase Price; Expiration Date
               of Rights ...........................................  7

Section 8.     Cancellation and Destruction of Right Certificates ..  8

Section 9.     Availability of Commmon Shares ......................  8

Section 10.    Common Shares Record Date ...........................  9

Section 11.    Adjustment of Purchase Price, Number of Shares or
               Number of Rights ....................................  9

Section 12.    Certificate of Adjusted Purchase Price or
               Number of Shares .................................... 17

Section 13.    Consolidation Merger or Sale or Transfer of
               Assets or Earning Power ............................. 17

Section 14.    Fractional Rights and Fractional Shares ............. 19

Section 15.    Rights of Action .................................... 19

Section 16.    Agreement of Right Holders .......................... 20

Section 17.    Right Certificate Holder Not Deemed a
               Shareholder ......................................... 20

Section 18.    Concerning the Rights Agent ......................... 20

Section 19.    Merger or Consolidation or Change of Name of
               Rights Agent ........................................ 21

                                                                      Page

Section 20.    Duties of Rights Agent ..............................  21
Section 21.    Change of Rights Agent ..............................  23
Section 22.    Issuance of New Right Certificates ..................  24
Section 23.    Redemption ..........................................  24
Section 24.    Exchange ............................................  25
Section 25.    Notice of Certain Events ............................  26
Section 26.    Notices .............................................  26
Section 27.    Supplements and Amendments ..........................  27
Section 28.    Registration of Securities ..........................  27
Section 29.    Determinations and Actions by the Board of
               Directors ...........................................  28
Section 30.    Successors ..........................................  28
Section 31.    Benefits of this Agreement ..........................  28
Section 32.    Severability ........................................  28
Section 33.    Governing Law .......................................  28
Section 34.    Counterparts ........................................  28
Section 35.    Descriptive Headings ................................  29
Signatures     .....................................................  29


Exhibit A - Form of Right Certificate

Exhibit B - Summary of Rights to Purchase Common Shares

Exhibit C - Press Release

                                RIGHTS AGREEMENT



     Agreement, dated as of September 29, 1989, between ILC Technology, Inc., a California corporation (the "Company"), and Security Pacific National Bank (the "Rights Agent").

     The Board of Directors of the Company has authorized and declared a dividend of one common share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on October 2, 1989 (the "Record Date"), each Right representing the right to purchase one Common Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. CERTAIN  DEFINITIONS.

     For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or of any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; PROVIDED, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person."

     (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

     (c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

          (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder (or any comparable or successor law or regulation);

          (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; PROVIDED, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (2) securities which a Person or any of such Person's Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates) if such agreement has been approved by a majority of the Continuing Directors of the Company at a time when Continuing Directors are in office and prior to there being an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding; PROVIDED, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made in accordance with the applicable rules and regulations promulgated under the Exchange Act; or

          (iii)which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company; PROVIDED, however, that in no case shall an officer or director of the Company be deemed the Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any Subsidiary of the Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan.

     Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

     (d) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York or California are authorized or obligated by law or executive order to close.

     (e) "Close of business" on any given date shall mean 5:00 P.M., San Francisco time, on such date; PROVIDED, HOWEVER, that if such date is not a Business Day it shall mean 5:00 P.M., San Francisco time, on the next succeeding Business Day.

     (f) "Common Shares" when used with reference to the Company shall mean the shares of common stock, no par value, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

     (g) "Continuing Director" shall mean (i) any member of the Board of Directors of the Company, while a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate or an Acquiring Person, or a representative of or member of any group (as that term is defined in the Exchange Act) with an Acquiring Person or of any such Affiliate or Associate, and who is a member of the Board on the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of or member of any group (as that term is defined in the Exchange
          Act) with an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the then Continuing Directors.

     (h) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

     (i) "Equivalent Shares" shall mean preferred shares or any other class or series of capital stock of the Company which is entitled to participate in dividends and other distributions, including distributions upon the liquidation, dissolution or winding up of the Company, on a proportional basis with the Common Shares. In calculating the number of any class or series of Equivalent Shares which have dividend or distribution rights for purposes of Section 11 of this Agreement, the number of shares, or fraction of a share, of such class or series of capital stock that is entitled to the same dividend or distribution as a whole Common Share shall be deemed to be one share.

     (j) "Expiration Date" shall mean the earliest of (i) the close of business on the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which the Rights are exchanged as provided in Section 24 hereof, or
          (iv) the consummation of a transaction contemplated by the third paragraph of Section 13 hereof.


     (k)  "Final Expiration Date" shall mean September 29, 1999.

     (l) "Person" shall mean any individual, firm, partnership, joint venture, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     (m)  "Purchase Price" shall have the meaning set forth in Section 4 hereof.

     (n) "Redemption Date" shall mean the time at which the Rights are redeemed as provided in Section 23 hereof.

     (o) "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the directors of the Company shall become aware of the existence of an Acquiring Person.

     (p) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is beneficially owned, directly or indirectly, by such Person.

     (q) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

     (r) A "Trigger Event" shall be deemed to have occurred upon any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or of any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 30% or more of the Common Shares of the Company then outstanding. Notwithstanding the foregoing, no Trigger Event shall be deemed to have occurred as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 30% or more of the Common Shares of the Company then outstanding; PROVIDED, however, that in the event that a Person shall become the Beneficial Owner of 30% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company, a Trigger Event shall be deemed to have occurred upon such Person, after such share purchases by the Company, becoming the Beneficial Owner of any additional Common Shares of the Company.

Section 2.  APPOINTMENT OF RIGHTS AGENT.

     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agent as it may deem necessary or desirable.

Section 3. ISSUE OF RIGHT CERTIFICATES.

     (a) Until the earlier of the close of business on (i) the tenth day (or such later date as may be determined by action of a majority of Continuing Directors then in office prior to the expiration of said tenth day or any such extended period, and publicly announced by the

          Company) after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of a majority of the Continuing Directors then in office prior to the expiration of said tenth Business Day, or any such extended period, and publicly announced by the Company) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) or, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 30% or more of the then outstanding Common Shares (irrespective of whether any Common Shares are actually purchased pursuant to such offer) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provision of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right to each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Common Shares, in substantially the form of Exhibit B hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders regardless of whether a copy of the Summary of Rights is attached thereto. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificates for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights associated with the Common Shares represented thereby.

     (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

               This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between ILC Technology, Inc. and Security Pacific National Bank, dated as of September 29, 1989 (the "Rights Agreement"), the terms of are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of ILC Technology, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. ILC Technology, Inc. will mail too the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to or held by any Person who becomes an Acquiring Person or any Affiliate or Associate thereof (as defined in the Rights Agreement) may become null and void.

     With respect to such certificates containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Shares which are no longer outstanding.

Section 4. FORM OF RIGHT CERTIFICATES.

     The Right Certificates (and the forms of election to purchase Common Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or other organization on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of Common Shares as shall be set forth therein at the price per share set forth therein (the "Purchase Price"), but the number and kind of such shares and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.  COUNTERSIGNATURE  AND REGISTRATION.

     The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any of its Executive Vice Presidents, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purposes unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the

     Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.

     Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11 (a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Common Shares as the Right Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange or Right Certificates.

     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

     (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each Common Share as to which the Rights are exercised, at or prior to the Expiration Date.

     (b) The Purchase Price for each Common Share pursuant to the exercise of a Right shall initially be $30, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the number of Common Shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with
          Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Common Shares certificates for the number of Common Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Common Shares hereunder with a depositary agent, requsition from the depositary agent depositary receipts representing such number of Common Shares as are to be purchased (in which case certificates for the Common Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof,
          (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, delivery such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) The Company covenants and agrees that it will use its best efforts (subject to the provisions of Section 11(a)(iv) hereof) to cause to be reserved and kept available out of its authorized Common Shares not reserved for another purpose, the number of Common Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Section 7.

Section 8.  CANCELLATION  AND  DESTRUCTION  OF  RIGHT  CERTIFICATES.

     All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. AVAILABILITY OF COMMON SHARES.

     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     So long as the Common Shares issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Common Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Common Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Common Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

Section 10. COMMON  SHARES  RECORD DATE.

     Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price multiplied by the number of Common Shares with respect to which the Rights have been exercised (and any applicable transfer taxes) was made; PROVIDED, however, that if the date of such surrender and payment is a date upon which the Common Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Common Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distribution or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS.

     The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares into a smaller number of Common Shares or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a): (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to the result obtained by multiplying each such Right by a fraction (the "Adjustment Ratio"), the numerator of which shall be the total number of Common Shares or shares of capital stock issued in such reclassification of the Common Shares outstanding immediately following such time and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of such other capital stock that shall become outstanding thereafter prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Adjustment Ratio; PROVIDED, HOWEVER, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value (if any) of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of Common Shares or shares of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Common Shares. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

          (ii) Subject to Section 24 of this Agreement, in the event:

               (A) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall merger into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and Common Shares of the Company shall remain outstanding and unchanged, (2) shall, in one transaction or a series of transactions, other than in connection with the exercise of Rights or in connection with the exercise or conversion of securities exercisable or convertible into equity securities of the Company or any of its Subsidiaries, transfer any assets to the Company or to any of its Subsidiaries in exchange (in whole or in part) for shares of Common Shares of the Company, for other equity securities of the Company or of any such Subsidiary, or for securities exercisable for or convertible into shares of equity securities of the Company or of any of its
                    Subsidiaries (whether Common Shares of the Company or otherwise) or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of such equity securities exercisable for or convertible into such equity securities (other than pursuant to a pro rata distribution to all holders of Common Shares of the Company), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with (as the case may be) the Company or any of its Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee of fiduciary with respect to such plan acting in such capacity, assets (including securities) on terms and conditions less favorable to the Company or such Subsidiary or plan than those that could have been obtained in arm's-length negotiations with an unaffiliated third party, other than pursuant to a transaction set forth in Section 13(a) hereof,
                    (4) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of in one transaction or a series of transactions, to, from or with (as the case may be) the Company or any of the Company's Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such plan acting in such capacity, any material trademark or material service mark, other than pursuant to a transaction set forth in Section 13(a) hereof,
                    (6) shall receive any compensation from the Company or any of its Subsidiaries other than compensation for full-time employment as a regular employee or for serving as a director at rates in accordance with the Company's (or its
                    Subsidiaries') past practices, or (7) shall receive the benefit, directly or indirectly (except proportionately as a shareholder or as required by law or governmental regulation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries; or

               (B)  a Trigger Event shall have  occurred  (other than through an
                    acquisition   described  in   subparagraph   (iii)  of  this
                    paragraph (a)); or

               (C)  during  such  time as there is an  Acquiring  Person,  there shall be any reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the Company or other transaction or series of transactions of any kind involving the Company which has the effect, directly or indirectly, of increasing by more than 3% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries beneficially owned by any Acquiring Person or any Affiliate or Associate thereof, then, and in each such case, each holder of a Right shall thereafter have a right to receive, upon exercise thereof in accordance with the terms of this Agreement, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable and (y) dividing that product by 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of the earliest of the events described in clauses (A), (B) and (C) above; PROVIDED, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

     From and after the occurrence of the earlier of the events described in clauses (A), (B) and (C) above, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights (including any subsequent transferee) shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee or such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

          (iii)The right to buy Common Shares of the Company pursuant to subparagraph (ii) of this paragraph (a) shall not arise as a result of any Person becoming an Acquiring Person through a purchase of Common Shares pursuant to a tender offer made in the manner prescribed by Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder; PROVIDED, however, that (A) such tender offer shall provide for the acquisition of all of the outstanding Common Shares held by any Person other than such Person and its Affiliates or Associates for cash, (B) such tender offer is held open for a minimum of 60 days after commencement of the tender offer and (C) such purchase shall cause such Person, together with all Affiliates and Associates of such Person, to be the Beneficial Owner of 90% or more of the Common Shares then outstanding.

          (iv) In lieu of issuing Common Shares in accordance with Section 11(a)(ii) hereof, the Company may, if the Board of Directors determines that such action is necessary or appropriate and not contrary to the interest of holders of Rights (and, in the event that the number of Common Shares which are authorized by the Company's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights, or if any necessary regulatory approval for such issuance has not been obtained by the Company, the Company shall): (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price (such excess being hereinafter referred to as the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for such unavailable Common Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price,
               (3) other equity securities of the Company, if any, (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having, together with the Common Shares issued upon exercise of such Right, an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; PROVIDED, however, if the Company shall have not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the date of the occurrence of the earliest of the events described in clauses (A), (B) and (C) of Section 11a(a)(ii) above, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent such shares are available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30 day period set forth above may be extended to the extent necessary, but not more than 120 days following the date of the occurrence of the earliest of the events described in clauses
               (A), (B) and (C) of Section 11(a)(ii) above, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, hereinafter referred to as the "Substitution Period"). To the extent that the Company determines that action need to be taken pursuant to the first and/or second sentences of this Section 11(a)(iv), the Company (x) shall provide, subject to Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iv), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) per Common Share on the date of the occurrence of the earliest of the events described in clauses
               (A), (B) and (C) of Section 11(a)(ii) above.

     (b) In case the Company shall fix a record date for the issuance of rights, option or warrants to all holders of Common Shares or of any class or series of Equivalent Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares or Equivalent Shares or securities convertible  into Common  Shares or  Equivalent  Shares or  securities convertible into Common Shares or Equivalent Shares at a price per Common Share or Equivalent Share (or having a conversion price per share, if a security convertible into Common Shares or Equivalent Shares) less than the then current per share market price of the Common Shares (as defined in Section 11(d)) on such record date, then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date plus the number of Common Shares or Equivalent Shares, as the case may be, which the aggregate offering price of the total number of Common Shares and/or Equivalent Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date plus the number of additional Common Shares and/or Equivalent Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Common Shares or of any class or series of Equivalent Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidence of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Common Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Common Shares or Equivalent Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Common Share or Equivalent Share, as the case may be, and the denominator of which shall be such current per share market price of the Common Shares or Equivalent Shares. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (d) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; PROVIDED, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, the, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems ("NASDAQ") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term
          "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or not so listed or traded ,"current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

     (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; PROVIDED, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandths of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (f) If as a result of an adjustment made pursuant to Section 12(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and if required, payment of the Purchase Price thereof, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a), (b),
          (c), (e), (h), (i), (j), (k), (l) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Shares shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)  Unless the Company  shall have  exercised  its election as provided in
          Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Common Shares (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price as a result of the calculations made in Section 11(b) to adjust the number of Rights, in substitution for any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number or Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustments to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of Common Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Common Shares which were expressed in the initial Right Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares at such adjusted Purchase Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; PROVIDED, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
          Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Shares, issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Common Shares shall not be taxable to such shareholders.

     (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)), (ii) permit or cause any Person to consolidate with the Company, or merge with and into the Company (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)), or (iii) sell or otherwise transfer (or permit any Subsidiary to sell or transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (i) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (ii) prior to, simultaneously with or after any such event, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" or purposes of Section 13 hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

     (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

Section 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.

     Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.  CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING
             POWER.

     In the event that, following the Shares Acquisition Date, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction the principal purpose of which is to change the state of incorporation of the Company of which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (b) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such consolidation or merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Common Shares for which a Right is then exercisable, in accordance with the terms of this Agreement, such number of validly authorized, fully paid and nonassessable Common Shares of the Principal Party (as hereinafter defined), free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable immediately prior to such consolidation, merger, sale or transfer and (B) dividing that product by 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter by liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with
     Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

     "Principal Party" shall mean, in the case of any transaction described in clause (a), (b) or (c) of this Section 13, the Person referred to therein (or such Person's successor, including the Company), PROVIDED, HOWEVER, that in any such case, (i) if such Person is a direct or indirect Subsidiary of another Person, "Principal Party" shall refer to such other Person and (ii) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

     Notwithstanding anything in this Agreement to the contrary, this Section 13 shall not be applicable to a transaction described in clauses (a) or (b) of this Section 13 if: (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to an offer satisfying the requirements of Section 11(a)(iii) hereof (or a wholly-owned Subsidiary of any such Person or Persons) within 120 days of the termination of said offer; (ii) the price per share of Common Shares offered in such transaction is not less than the price per share of Common Shares paid to all holders of Common Shares whose shares were purchased pursuant to such offer; and (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction in cash. Upon consummation of any such transaction contemplated by this third paragraph of Section 13, all Rights hereunder shall immediately expire.

Section 14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

     (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the new York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

     (b) The Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For the purpose of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

Section 15. RIGHTS OF ACTION.

     All rights of action in respect of this Agreement, excepting the rights of action give to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16.  AGREEMENT OF RIGHT HOLDERS.

     Every holder of a Right, by accepting the same, consents and agrees with the Company and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

     (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

     (c) the Company may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. RIGHT CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER.

     No holder of any Right Certificate, by reason of being a holder of such Right Certificate, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Common Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, by reason of being a holder of such Right Certificate, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  CONCERNING THE RIGHTS AGENT.

     The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     The Rights Agent shall be protected and shall incur no ability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

     Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificate either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. DUTIES OF RIGHTS AGENT.

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of the Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President or the Secretary of the Company, and to apply to such officers for advice or instruction in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

     (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (j) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

Section 21.  CHANGE OF RIGHTS AGENT.

     The Rights Agent or any successor Rights Agent was resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Right Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or any state of the United States so long as such corporation is authorized to do business as a banking institution, is authorized under such laws to exercise corporate trust or stock transfer powers, is in good standing, and is subject to supervision or examination by federal or state authority, and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  ISSUANCE  OF NEW  RIGHT  CERTIFICATES.

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. REDEMPTION.

     (a) The Company may, at its option and with the approval of the Board of Directors, at any time prior to the close of business on the earlier of (i) the tenth day after the Shares Acquisition Date, (or such later date as may be determined by action of a majority of the Continuing Directors then in office prior to the expiration of said tenth day, or any such extended period, and publicly announced by the Company) or
          (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); PROVIDED, however, that if, following the occurrence of a Shares Acquisition Date and following the expiration of the right of redemption hereunder but prior to any event described in clauses (A),
          (B) or (C) of Section 11(a)(ii) or clauses (a), (b) or (c) of Section hereof, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Shares in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of an event described in clauses (A), (B) or (C) of
          Section 11(a)(ii) or clauses (a), (b) or (c) of Section 13 hereof such that such Person is thereafter a Beneficial Owner of 20% or less of the outstanding Common Shares, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause
          (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section
          23. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; PROVIDED, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry book of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. EXCHANGE.

     (a) The Company may, at its option, by majority vote of the Continuing Directors then in office, at any time after an event described in clauses (A), (B) or (C) or Section 11(a)(ii) or clauses (a), (b) or
          (c) of Section 13 hereof, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any such Subsidiary, or of any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section (a) of this
          Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; PROVIDED, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

     (c) In the event that there shall not be sufficient Common Shares authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall use its best efforts to cause all such action to be taken as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.

     (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purpose of this paragraph (e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. NOTICE OF CERTAIN EVENTS.

     (a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Common Shares or to make any other distribution to the holders of its Common Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of its

          Common Shares rights to warrants to subscribee for or to purchase any additional Common Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification involving only the subdivision of outstanding Common Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or the transfer (or to permit one or more if its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Common Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares, whichever shall be the earlier.

     (b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. NOTICES.

     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                           ILC Technology, Inc
                           399 Java Drive
                           Sunnyvale, California 94089
                           Attention:  Corporate Secretary

     Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                           Security Pacific National Bank
                           701 South Western Avenue
                           Glendale, California 91201
                           Attention:  Equity Administration

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.  SUPPLEMENTS  AND  AMENDMENTS.

     The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; PROVIDED, however, that from and after the Distribution Date, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights; PROVIDED FURTHER, that any amendment to shorten or lengthen any time period hereunder following the Distribution Date shall be effective only if there are Continuing Directors and shall require the concurrence of a majority of such Continuing Directors; PROVIDED FURTHER, that this Agreement may not be supplemented or amended to lengthen a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights; and PROVIDED FURTHER, that no amendment to Section 11(a)(iii) hereof may be effected except with the unanimous written consent of the Board of Directors of the Company. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) and (ii) 15%.

Section 28. REGISTRATION OF SECURITIES.

     The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file, if deemed necessary by the Company, such registration statements and other filings under the Securities Act of 1933, as amended, and the securities or "blue sky" laws of any state, with respect to any securities purchasable upon the exercise of the Rights, and to permit the same to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained, or an exemption therefrom shall be available, and a registration statement has been declared effective.

Section 29.  DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS.

     The Board of Directors of the Company (and, where specifically provided for herein, the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company (and, where specifically provided for herein, the Continuing Directors), or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or to not redeem the Rights or to amend the

     Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (or, where specifically provided for herein, by the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.

Section 30. SUCCESSORS.

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31.  BENEFITS  OF THIS  AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 32.  SEVERABILITY.

     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; PROVIDED, HOWEVER, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court of authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated if such right has previously lapsed and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

Section 33.  GOVERNING  LAW.

     This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 34.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 35. DESCRIPTIVE  HEADINGS.

     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning of construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                                        ILC TECHNOLOGY, INC.



                                         By:__________________________________

                                            __________________________________
                                            Title:



                                         SECURITY PACIFIC NATIONAL BANK



                                         By: _________________________________

                                             _________________________________
                                             Title:

                                    EXHIBIT A


                            FORM OF RIGHT CERTIFICATE

Certificate No. R-                                             _______ Rights



NOT EXERCISABLE AFTER SEPTEMBER 29, 1999 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.



                                RIGHT CERTIFICATE

                              ILC TECHNOLOGY, INC.

     This certifies that ____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 29, 1989 (the "Rights Agreement"), between ILC Technology, Inc., a California corporation (the "Company"), and Security Pacific National Bank (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., San Francisco time, on September 29, 1999 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one fully paid non-assessable share of Common Stock, no par value (the "Common Shares"), of the Company, at a purchase price of $30 per Common Share (the "Purchase Price") payable as provided in the Rights Agreement, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________________, 199___, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modifications and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Common Shares.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein by construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporation action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________________, 199__.

ATTEST:                                      ILC TECHNOLOGY, INC.



_______________________________              By: ______________________________



Countersigned:


_______________________________


By: ___________________________
         Authorized Signature

                    Form of Reverse Side of Right Certificate



                               FORM OF ASSIGNMENT

                   (To be executed by the registered holder if
                    such holder desires to transfer the Right
                                  Certificate.)



     FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto _____________________________________________ this Right
Certificate, (Please print name and address of transferee) together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:____________________________, 19__


                                               _________________________________
                                               Signature



Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.



     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                               _________________________________
                                               Signature

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                        exercise the Right Certificate.)

To ILC TECHNOLOGY, INC.:

     The undersigned hereby irrevocably elects to exercise _____________________ Rights represented by this Right Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of:

Please insert social security or other identifying number _____________________

_______________________________________________________________________________
                         (Please print name and address)

_______________________________________________________________________________


     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number  ____________________

_______________________________________________________________________________
                         (Please print name and address)





Dated: ____________________________, 19__.



                                          ______________________________________
                                          Signature



Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).




                                             __________________________________
                                             Signature







                                     NOTICE


     The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment of Election to Purchase will not be honored.

                                    EXHIBIT B

                   SUMMARY OF RIGHTS TO PURCHASE COMMON SHARES


     In 1989, the Board of Directors of ILC Technology, Inc. (the "Company") declared and paid a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $55 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of September 29, 1989 between the Company and Security Pacific National Bank, as Rights Agent (with ChaseMellon Shareholder Services L.L.C. currently serving as Rights Agent) (the "Rights Agent"), as amended as of February 25, 1997 (the "Rights Agreement").

     Until the earlier to occur of the close of business on (i) 10 days (or such later date as may be determined by action of the Board of Directors) following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Shares certificates outstanding as of the Record Date, by such Common Share certificate regardless of whether such certificate has a copy of this Summary of Rights attached thereto.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The rights will expire on December 31, 2006 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common

Shares (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or a subdivision, consolidation or combination of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Common Shares purchasable upon exercise of the Rights will not be redeemable.

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person becomes an Acquiring Person, proper provision will be made so that each holder of Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that (i) any person or group of affiliated or associated persons becomes the beneficial owner of 15% or more of the outstanding Common Shares (unless such person first acquires 15% or more of the outstanding Common Shares by a purchase pursuant to a tender offer for all of the Common Shares for cash, which purchase increases such person's beneficial ownership to 90% or more of the outstanding Common Shares), (ii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement or (iii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect of increasing by more than 3% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares (or, in the event that there are insufficient authorized Common Shares, substitute consideration such as cash, property or other securities of the Company) have a market value of two times the exercise price of the Right.

     At any time after the occurrence of any of the events described in the preceding paragraph and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to 10 days (or such later date as may be determined by action of the Board of Directors) following a public announcement that a person has become an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). After the redemption period has expired, the Company's rights of redemption may be reinstated if, prior to any event triggering the right to receive upon exercise of a Right that number of Common Shares or shares of an acquiring company having a market value of two times the exercise price of the Right, an Acquiring Person reduces its beneficial ownership to 15% or less of the outstanding Common Shares in a transaction or series of transactions not involving the Company. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 15%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder of a Right will not, by reason of being such a holder, have rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A filed October 2, 1989 and amended by an amendment to such registration statement filed March 7, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

                                   EXHIBIT C


Sunnyvale, California - September 21, 1989.

The Board of Directors of ILC Technology, Inc. (NASDAQ:ILCT) announced today that it has adopted a Shareholder Rights Plan and retained the investment banking firm of Robert Fleming Pacific Inc. to assist the Board in evaluating strategic alternatives for the Company. Such alternatives include the possible divestiture of the Company's United Detector Technology (UDT) division based in Hawthorne, California and El Paso, Texas.

The Rights Plan is similar to those adopted by many other companies and is triggered by any person or group acquiring 20% or more of the Company's common stock or the announcement of a tender offer for 30% or more of the Company's stock. The Plan gives shareholders the right to purchase additional shares of the Company's common stock or shares of an acquiring company at half the market price. The Rights Plan is intended to encourage interested parties to bring any bona fide acquisition plans directly to the Board in order to maximize shareholder value.

The Board also authorized severance agreements for certain key managers in the event of a change of control of the Company or the divestiture of a major business. Severance pay, in most cases, will be six months and, in some cases, 12 months. The change-of-control severance agreements are intended to maintain employment incentives for key managers during any negotiation process.

Henry C. Baumgartner,  Chairman of the Board,  stated,  "The Board believes that the retention of Flemings, the adoption of the Rights Plan, and the change-of-control severance agreements are helpful tools in our on-going efforts to protect and improve the value of ILCT shares."

ILC Technology, Inc. incurred second and third quarter losses associated with its UDT division, which manufactures light sensing and opto-electronic components and instruments. The ILC Light Source division, located in Sunnyvale, California, has grown profitably during the same period.

For further information:

Henry C. Baumgartner
ILC Technology, Inc.

399 Java Drive
Sunnyvale, California 94089
Telephone (408) 745-7900

                                    EXHIBIT 2


                       FIRST AMENDMENT TO RIGHTS AGREEMENT


     This  First   Amendment,   dated  as  of  February  25,  1997  (the  "First
Amendment"), is to the Rights Agreement dated as of September 29, 1989 (the "Agreement"), between ILC Technology, Inc., a California corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C., as successor to Security Pacific National Bank (the "Rights Agent").

     WHEREAS, on November 21, 1996, the Board of Directors of the Company determined that it is in the best interests of the Company and its shareholders to amend the Agreement in order to increase the "Purchase Price," as defined pursuant to the terms of the Agreement, from $15.00 to $55.00 (after giving effect to the Company's two-for-one stock split declared by the Board of Directors of the Company in 1991), to extend the Final Expiration Date under the Agreement to December 31, 2006 and to reduce certain percentages in the definition of "Acquiring Person" and elsewhere to 15%, and the Rights Agent has agreed to such amendments; and

     WHEREAS, the Company and the Rights Agent have determined that, pursuant to
Section 27 of the Agreement, the Agreement may be amended as set forth herein without the approval of the holders of the Rights (as defined in the Agreement).

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth, the Agreement is hereby amended as follows:

     1. Section 1(a) of the Agreement is hereby amended to change 20% to 15% throughout such Section, so that such Section is hereby amended to read in its entirety as follows:

          "(a) "Acquiring  Person"  shall  mean  any  Person  (as  such  term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or of any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person"."

          2. Section 1(k) of the Agreement is hereby amended to read in its entirety as follows:

               (k)  "Final Expiration Date" shall mean December 31, 2006.

          3. Section 1(r) of the Agreement is hereby amended to change 30% to 15% throughout such Section, so that such Section is hereby amended to read in its entirety as follows:

               "(r) A "Trigger  Event" shall be deemed to have occurred upon any
                    Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or of any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding. Notwithstanding the foregoing, no Trigger Event shall be deemed to have occurred as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that in the even that a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company, a Trigger Event shall be deemed to have occurred upon such Person, after such share purchases by the Company, becoming the Beneficial Owner of any additional Common Shares of the Company."

          4. Section 3(a) of the agreement is hereby amended to delete the reference therein to "30%" and to insert in lieu thereof "15%."

          5. Section 7(b) of the agreement is hereby amended to read in its entirety as follows (the effect of this amendment is to change the Purchase Price as of the date of this First Amendment from $15 to $55):

               "(b) The  Purchase  Price for each Common  Share  pursuant to the exercise of a Right shall be $55 as of the date of the First Amendment to this Agreement, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below."

          6. Section 11(a)(i) of the Agreement is hereby amended to replace "the date of this Agreement", in the second line of such Section with "the date of the First Amendment to this Agreement."

          7. The form of Right Certificate attached as Exhibit A to the Rights Agreement is hereby replaced in its entirety by the form of Right Certificate attached as Exhibit A hereto.

          8. As promptly as practicable following the date of this Amendment, the Company shall cause the legend on the certificates for the Common Stock referring to the Rights Agreement to be supplemented so as to make reference to this Amendment.

          9. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (a) prejudice any right or rights which the Company may now have or may in the future have under or in connection with the Agreement or any instruments or agreements referred to therein or (b) except to the extent expressed as set forth herein, modify the Agreement or any Rights, or any instruments or agreements referred to therein.

          10. Unless defined herein, all defined terms shall have the meanings provided in the Agreement.

          11. This Amendment shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

          12. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signatures are deemed acceptable from the facsimile transmission.

          13. This Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares). Nothing in this Agreement shall be construed to give any person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and their respective corporate seals to be hereto affixed and attested, all as of the date and year first above written.


ILC TECHNOLOGY, INC.                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


By:    /s/ Ronald E. Fredianelli        By:     /s/ Asa Drew
---    -------------------------        ---     ------------

Name:   Ronald E. Fredianelli           Name:   Asa Drew

Title:    Chief Financial Officer       Title:    Assistant Vice President

                                    EXHIBIT A

                            FORM OF RIGHT CERTIFICATE
Certificate No. R-                                          _______ Rights

NOT EXERCISABLE AFTER DECEMBER 31, 2006 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

                                RIGHT CERTIFICATE

     ILC TECHNOLOGY, INC. This certifies that ____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 29, 1989 and amended as of February ___, 1997 (the "Rights Agreement"), between ILC Technology, Inc., a California corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., San Francisco time, on December 31, 2006 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one fully paid non-assessable share of Common Stock, no par value (the "Common Shares"), of the Company, at a purchase price of $____ per Common Share (the "Purchase Price") payable as provided in the Rights Agreement, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of _______________, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Common Shares.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile  signature of the proper  officers of the Company and
its  corporate  seal.  Dated  as  of   __________________,   19__.

ATTEST:                                      ILC TECHNOLOGY, INC.



___________________________________          By:   ____________________________




Countersigned:


___________________________________



By:  ______________________________
     Authorized Signature

                    Form of Reverse Side of Right Certificate



                               FORM OF ASSIGNMENT
                               ------------------

                   (To be executed by the registered holder if
                    such holder desires to transfer the Right
                    Certificate.)



     FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto _____________________________________________ this Right
Certificate, (Please print name and address of transferee) together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.


Dated:  _____________________________, 19__



                                             __________________________________
                                             Signature



Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.



     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                             __________________________________
                                             Signature

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                        exercise the Right Certificate.)

To ILC TECHNOLOGY, INC.:

     The undersigned hereby irrevocably elects to exercise _____________________ Rights represented by this Right Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of:

Please insert social security or other identifying number _____________________



                                        _______________________________________

                                        _______________________________________

                                        _______________________________________
                                        (Please print name and address)





     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number _____________________



                                        _______________________________________

                                        _______________________________________

                                        _______________________________________
                                       (Please print name and address)





Dated: _________________________, 19__.



                                        _______________________________________
                                        Signature



Signature Guaranteed:  ________________________________________________________

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                             __________________________________
                                             Signature





                                     NOTICE
                                     ------

     The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment of Election to Purchase will not be honored.

                                    EXHIBIT B
                                    ---------

                   SUMMARY OF RIGHTS TO PURCHASE COMMON SHARES


     In 1989, the Board of Directors of ILC Technology, Inc. (the "Company") declared and paid a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $55 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of September 29, 1989 between the Company and Security Pacific National Bank, as Rights Agent (with ChaseMellon Shareholder Services L.L.C. currently serving as Rights Agent) (the "Rights Agent"), as amended as of February 25, 1997 (the "Rights Agreement").

     Until the earlier to occur of the close of business on (i) 10 days (or such later date as may be determined by action of the Board of Directors) following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Shares certificates outstanding as of the Record Date, by such Common Share certificate regardless of whether such certificate has a copy of this Summary of Rights attached thereto.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The rights will expire on December 31, 2006 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common

Shares (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or a subdivision, consolidation or combination of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Common Shares purchasable upon exercise of the Rights will not be redeemable.

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person becomes an Acquiring Person, proper provision will be made so that each holder of Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that (i) any person or group of affiliated or associated persons becomes the beneficial owner of 15% or more of the outstanding Common Shares (unless such person first acquires 15% or more of the outstanding Common Shares by a purchase pursuant to a tender offer for all of the Common Shares for cash, which purchase increases such person's beneficial ownership to 90% or more of the outstanding Common Shares), (ii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement or (iii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect of increasing by more than 3% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares (or, in the event that there are insufficient authorized Common Shares, substitute consideration such as cash, property or other securities of the Company) have a market value of two times the exercise price of the Right.

     At any time after the occurrence of any of the events described in the preceding paragraph and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to 10 days (or such later date as may be determined by action of the Board of Directors) following a public announcement that a person has become an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). After the redemption period has expired, the Company's rights of redemption may be reinstated if, prior to any event triggering the right to receive upon exercise of a Right that number of Common Shares or shares of an acquiring company having a market value of two times the exercise price of the Right, an Acquiring Person reduces its beneficial ownership to 15% or less of the outstanding Common Shares in a transaction or series of transactions not involving the Company. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 15%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder of a Right will not, by reason of being such a holder, have rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A filed October 2, 1989 and amended by an amendment to such registration statement filed March 10, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.